VANGUARD(R) MASSACHUSETTS TAX-EXEMPT FUND
  ANNUAL REPORT * NOVEMBER 30, 2002

THE VANGUARD GROUP(R)

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

--JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SUMMARY

* During the 2002 fiscal year, Vanguard Massachusetts Tax-Exempt Fund earned 5.6%, outperforming its average competitor but lagging broad municipal bond indexes.

* Yields of municipal bonds declined less than those of U.S. Treasury securities during the period, with munis providing higher after-tax yields than Treasuries at the fiscal year-end.

* With the bear market in stocks well into its third year, bonds continued to provide a safe haven for investors.

CONTENTS

   1  Letter from the Chairman

   6  Report from the Adviser

   9  Fund Profile

  10  Glossary of Investment Terms

  11  Performance Summary

  12  Results of Proxy Voting

  13  Financial Statements

  25  Advantages of Vanguard.com

LETTER FROM THE CHAIRMAN

Dear Shareholder,

The fiscal year ended November 30, 2002, was a period of economic uncertainty, continued disappointment in the stock market, and falling interest rates. In this environment, bonds provided solid returns. VANGUARD(R) MASSACHUSETTS TAX-EXEMPT FUND earned a total return of 5.6%, which was higher than the result of the average competing fund but lagged the return of the fund's index benchmarks.

     The table below shows the total returns (capital change plus reinvested distributions) for the fund; its average peer mutual fund; the Lehman 10 Year Municipal Bond Index, a good comparison for the fund; and the unmanaged Lehman Brothers Municipal Bond Index, a proxy for the overall tax-exempt bond market. The fund had a capital return of 0.8% during the fiscal year; a 4.8% income return provided the rest of the total return. The components of the fund's total return are presented in the table on page 5.

--------------------------------------------------------------------------------
2002 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                     NOVEMBER 30
--------------------------------------------------------------------------------
VANGUARD MASSACHUSETTS TAX-EXEMPT FUND                                      5.6%
Average Massachusetts Municipal Debt Fund*                                  5.1
Lehman 10 Year Municipal Bond Index                                         6.7
Lehman Municipal Bond Index                                                 6.3
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     Reflecting the fall in interest rates, the fund's yield was lower at the fiscal year-end than at the start of the period. The yield fell 32 basis points (0.32 percentage point) to 4.13%. For Massachusetts residents, income earned by the fund is exempt from federal and state income taxes, though it may be subject to local taxes and to the alternative minimum tax. For taxpayers in the highest federal tax bracket (38.6%), the taxable equivalent yield at the fiscal year-end was 6.73%.

STOCKS TOOK A BUMPY FALL, THE ECONOMY STAGGERED FORWARD, AND BONDS THRIVED

During the past fiscal year, stock prices declined in exceptionally volatile fashion. After a weak start, U.S. stocks plummeted during the summer, buffeted by declining corporate profits and a rash of scandals at high-profile companies. As the year ended, however, the broad market rebounded sharply. For the full 12 months, U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -14.7%. Small stocks outpaced large stocks, and value stocks--those with low prices relative to measures such as earnings and book value--outperformed the stocks of higher-priced, faster-growing companies, patterns that have persisted throughout the stock

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2002
                                                 -------------------------------
                                                 ONE          THREE         FIVE
                                                YEAR          YEARS        YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     7.3%           9.2%         7.3%
  (Broad taxable market)
Lehman Municipal Bond Index                     6.3            7.7          5.9
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.8            4.0          4.4
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -16.1%         -10.8%         1.0%
Russell 2000 Index (Small-caps)               -10.6           -2.3          0.1
Wilshire 5000 Index (Entire market)           -14.7          -10.6          0.6
MSCI All Country World Index Free
  ex USA (International)                      -10.7          -12.9         -1.8
================================================================================
CPI
Consumer Price Index                            2.2%           2.5%         2.3%
--------------------------------------------------------------------------------

market's long downturn. The story was much the same overseas, where weak profits and investor apprehension pushed stock prices lower.

     The U.S. economy was a mix of ups and downs, but the trend was generally upward. Consumers spent freely, and the housing market was strong, fueling growth in the nation's economic output. But industry struggled. The manufacturing sector seemed unable to claw its way out of recession, and anemic business investment pinched profits in key technology industries.

     The Federal Reserve Board responded to the mixed economic signals with two cuts in short-term interest rates, totaling 75 basis points. At the end of November, the target federal funds rate stood at 1.25%, its lowest level in four decades. The cuts in short-term rates echoed throughout the fixed income market. The yield of the 10-year U.S. Treasury note tumbled from 4.75% on November 30, 2001, to 4.21% on November 30, 2002. When interest rates fall, bond prices rise, and for the year, the Lehman Aggregate Bond Index returned 7.3%. Government bonds did better than corporate bonds, as investors put a high premium on safety in the unsettled environment.

     Just as Treasury yields declined, so did yields of municipal bonds. During the past 12 months, the yield of a high-quality 30-year muni fell a slight 5 basis points to 5.01%, the yield of the 10-year muni declined 33 basis points to 3.87%, and the 3-month muni's yield dropped 50 basis points to 1.20%. However, the declines overall were not as steep as they were for Treasury securities, causing the yield gap between munis and Treasuries to shrink.

THE MUNICIPAL BOND TAX ADVANTAGE

The shrinking yield gap caused a rare event: By fiscal year-end, yields of munis and Treasuries were almost identical, at least at the two extremes of the maturity spectrum. This meant that some munis would provide a higher yield for an investor in any tax bracket after factoring in the tax advantage. (The table on page 3 illustrates this advantage for the highest federal tax bracket and for the longest bond maturity levels.) It's unlikely that municipal yields will remain so attractive relative to Treasuries. Of course, it must be noted that no other security approaches the credit quality of a Treasury.

     At other maturity levels, the gap between yields was more substantial. Nevertheless, as of November 30, anyone in a tax bracket of 27.0% or higher would have received greater after-tax income by investing in munis rather than Treasuries. For example, the 10-year muni's yield of 3.87% was equal to a taxable equivalent yield of 5.30% for an investor in the 27.0% tax bracket and 6.30% for one in the 38.6% bracket.

ADVISER'S SKILL AND FUND'S LOW COSTS LED TO SOLID SHOWING

With its 5.6% return, Massachusetts Tax-Exempt Fund outpaced the average competing fund by half a percentage point in the fiscal year. As usual, we can credit our strong performance to the skills of the fund's investment adviser, Vanguard's Fixed Income Group, and to our low costs.

     With yields so low, costs mattered even more in the period. In fact, some funds at the very short end of the maturity spectrum had to struggle for a positive return because their expense ratios (annual operating expenses as a percentage of average net assets) were higher than their yields. The expense ratio of our fund was 0.14% in fiscal 2002, about one-eighth of the 1.21% average for its peer group.

--------------------------------------------------------------------------------
COMPARISON OF INCOME                                FROM A HYPOTHETICAL $100,000
                                                  INVESTMENT: BASED ON LONG-TERM
                                                  YIELDS AS OF NOVEMBER 30, 2002
--------------------------------------------------------------------------------
Taxable gross income                                                    $ 5,000
Less taxes (38.6%)                                                       (1,930)
Net after-tax income                                                     $3,070
--------------------------------------------------------------------------------
Tax-exempt income                                                       $ 5,000
--------------------------------------------------------------------------------
TAX-EXEMPT INCOME ADVANTAGE                                              $1,930
--------------------------------------------------------------------------------
Percentage advantage                                                         63%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2002) of 5.0% for 30-year U.S. Treasury bonds and 5.0% for 30-year municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 38.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     Even when yields are high, costs are a drag on performance. A high-cost fund needs to generate a higher gross return than a low-cost fund to achieve the same net return. And to get that higher gross return, a fixed income fund may have to take on greater credit risk or extend its average maturity, which magnifies the risk that rising interest rates will push the share price down.

     For more details on the municipal bond market and the fund's performance, please see the Report from the Adviser that begins on page 6.

OUR ADVANTAGE HOLDS OVER THE LONG RUN

A one-year interval is a short period in which to judge a fund's performance. Because most people invest for a long-term objective--such as funding retirement or providing for a child's education--we recommend that investors take a long-term view to get the best assessment.

     The table below shows the annualized return of the Massachusetts Tax-Exempt Fund since its 1998 inception compared with the return of the average competing fund. The table also shows the final value of hypothetical $10,000 investments made in each at the start of the period. Over four years, your fund would have generated $379 more than its average peer.

     One advantage of our low costs is that our fund can--and does--invest in higher-quality securities than many of its peers and still provide competitive returns. This quality difference has been rewarded in recent years, as higher-quality securities have fared better than their lower-rated counterparts. We believe this advantage will continue for the foreseeable future, especially as state and local governments deal with the lower tax revenues that have resulted from the economic slowdown. However, there will be periods when lower-quality securities outperform higher-rated credits. In such an environment, our fund may lag its average peer.

     It's important to note, too, that the fund is subject to interest rate risk--the chance that rising interest rates will cause bond prices, and hence the fund's share price, to fall. And that risk is notably higher today than it was two years ago, before rates began their sharp decline to the current low levels. Investors simply need to be alert to this risk and to maintain reasonable expectations for future returns.

BONDS PLAY A KEY ROLE IN A DIVERSIFIED  PORTFOLIO

Bonds once again proved their value in fiscal 2002, serving as a counterweight to the greater volatility and negative returns of the stock market. But bonds are not risk-free. With their recent strong performance, some investors have forgotten that bonds have down markets, too.

     No matter the environment, however, our advice remains the same: Hold a low-cost, diversified portfolio of stocks, bonds, and short-term investments in allocations appropriate for your objectives, time horizon, and risk tolerance. While you can't control the direction of the financial markets, you can control your asset allocation and the costs of managing your investments. Diversification gives you the fortitude to stay the course and ignore

--------------------------------------------------------------------------------
TOTAL RETURNS                        DECEMBER 9, 1998, THROUGH NOVEMBER 30, 2002
                   -------------------------------------------------------------
                         AVERAGE ANNUAL            FINAL VALUE OF A $10,000
                          TOTAL RETURN                INITIAL INVESTMENT
                  -------------------------     --------------------------------
                                    AVERAGE                 AVERAGE
                    VANGUARD      COMPETING     VANGUARD  COMPETING     VANGUARD
                        FUND           FUND         FUND       FUND    ADVANTAGE
--------------------------------------------------------------------------------
Massachusetts
  Tax-Exempt Fund       5.0%           4.2%      $12,139    $11,760         $379
--------------------------------------------------------------------------------
the distractions of short-term fluctuations. Low costs ensure that you keep more of the markets' long-term rewards.

     Thank you for entrusting your hard-earned dollars to us.

Sincerely,


/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 19, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE          NOVEMBER 30, 2001-NOVEMBER 30, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                                    STARTING      ENDING     INCOME      CAPITAL
                                 SHARE PRICE SHARE PRICE  DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Massachusetts Tax-Exempt Fund          $9.97      $10.05     $0.465        $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

During the 12 months ended November 30, 2002, Vanguard Massachusetts Tax-Exempt Fund provided a total return that topped the average result of its peer mutual funds. Falling interest rates, however, resulted in a yield for our fund that was lower than it was a year ago.

THE INVESTMENT ENVIRONMENT

Economic growth was positive, though weak, during the fiscal year. Figures for real (inflation-adjusted) gross domestic product released during the past three quarters indicate that the 2001 recession is truly behind us. However, the relatively subdued rebound in growth means that the recovery may take longer than many market participants had anticipated.

     In addition, the true strength of the recovery remains far from clear. Consumers are still carrying the economy on their backs, and the housing market remains a bright spot. But the wave of mortgage refinancing and low- or no-cost automobile financing, both of which seem to have contributed to the spending stamina of Americans, may not be able to stimulate the economy indefinitely. The vicious bear market in stocks has dented the confidence of consumers, as have the rise in unemployment, concerns over corporate ethics, and the threat of war with Iraq.

     Inflation, at least, was not a threat during the 12 months. The Consumer Price Index rose 2.2% in the period. Excluding food and energy prices, the index was up just 2.0%.

     Given the continuing economic weakness, the Federal Reserve Board is clearly in no hurry to increase short-term interest rates. In fact, just before the close of the fiscal year, the Fed's Open Market Committee reduced its target federal funds rate by 50 basis points (0.50 percentage point) to 1.25%. Even before the Fed's early November cut, rates were at their lowest point in a generation.

THE PERFORMANCE OF MUNICIPAL BONDS WAS MIXED

During the fiscal year, shorter-term municipal bonds kept pace with their U.S. Treasury counterparts, but longer-term municipal bonds underperformed comparable Treasuries. Remarkably, on November 30, a top-rated 30-year municipal bond offered a yield that was almost identical to that of a comparable Treasury bond; this means that the market was,

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that the fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Massachusetts income taxes by investing in high-quality securities issued by Massachusetts state, county, and municipal governments.
--------------------------------------------------------------------------------
                                       6

essentially, placing no value on the municipal bond's exemption from most income taxes. Prices of municipal bonds rallied as interest rates fell, but the difference between the yields of short- and long-term municipal securities was not as large as the difference between the yields of short- and long-term Treasuries.

     Though municipal bonds generally performed well during the fiscal year, the issuers of munis had a tough 12 months. A fall in revenues--tax receipts on income, capital gains, and stock options have dropped dramatically--opened large gaps in the budgets of many state and local governments. In fact, many municipalities have chewed through the rainy-day funds that they established during the 1990s. Relief is not imminent, because raising tax rates is politically difficult in the current environment.

--------------------------------------------------------------------------------
MUNICIPAL BOND YIELDS (AAA-RATED GENERAL-OBLIGATION ISSUES)
                                                                          CHANGE
                              NOV. 30, 2002     NOV. 30, 2001     (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                               1.70%             2.35%                -65
5 years                               2.75              3.40                 -65
10 years                              3.87              4.20                 -33
30 years                              5.01              5.06                  -5
--------------------------------------------------------------------------------
Source: The Vanguard Group.

     The rapid shift from surplus to shortfall has put many state governments in a very tight spot. To balance revenues with expenses, they have cut expenditures, curtailed previously planned income tax reductions, and securitized tobacco-settlement payments.

     Overall, the supply of municipal debt increased during the fiscal year, putting some pressure on prices. Nationally, the supply of munis increased about 25% from the previous year. In Massachusetts, the supply rose about 42%.

     It's important to keep in mind that the rally in fixed income securities over the past year was contained in certain parts of the overall market. In fact, outside of the highest-grade issues, bonds slumped. Corporate bonds--even some issued by high-quality borrowers--were hit hard by the belief that slower economic growth will make it more difficult for companies to meet their debt obligations. Municipal bonds, of course, are not immune to the effects of an economic slowdown and dropping consumer confidence. Revenue-based municipal securities--issues that are repaid with money generated by the projects they finance--are particularly susceptible. However, the higher relative quality of the bonds held by our fund insulates it somewhat from credit concerns.

FOR MANY INVESTORS, MUNICIPAL BONDS MAKE SENSE

Despite the environmental and fiscal challenges, municipal bonds of all maturities continue to offer great value for many investors. In fact, the small difference between the yields of municipal and Treasury securities was notable, given that the income from Treasuries is subject to federal taxes. Five-year municipal notes offered 84% of the yield of comparable Treasury securities; 10-year notes, 92%; and 30-year bonds, 99%.

     Though the relative value of municipal bonds will not always be so high, we believe that low-cost, professionally managed municipal bond funds can play an important role in a balanced portfolio for many investors by providing diversification and a high level of after-tax income.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Daniel S. Solender, Principal
Vanguard Fixed Income Group
December 20, 2002

FUND PROFILE AS OF NOVEMBER 30, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

MASSACHUSETTS TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                     COMPARATIVE           BROAD
                                           FUND           INDEX*         INDEX**
--------------------------------------------------------------------------------
Number of Issues                            157            8,584          45,504
Yield                                      4.1%             3.9%            4.0%
Yield to Maturity                          4.5%               --              --
Average Coupon                             5.1%             5.3%            5.3%
Average Maturity                      9.1 years       10.0 years      13.9 years
Average Quality                             AA+              AA+             AA+
Average Duration                      6.3 years        6.9 years       8.0 years
Expense Ratio                             0.14%               --              --
Cash Investments                           1.7%               --              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

AAA                                                                        67.6%
AA                                                                          17.9
A                                                                            3.1
BBB                                                                         11.4
BB                                                                           0.0
B                                                                            0.0
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality          High
Average Maturity        Long
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                           COMPARATIVE                     BROAD
                                    FUND        INDEX*        FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                           0.92          1.00        0.97          1.00
Beta                                1.05          1.00        1.13          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                                                9.4%
1-5 Years                                                                   7.0
5-10 Years                                                                 62.2
10-20 Years                                                                10.7
20-30 Years                                                                 5.1
Over 30 Years                                                               5.6
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

*Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF NOVEMBER 30, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

MASSACHUSETTS TAX-EXEMPT FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE DECEMBER 9, 1998-NOVEMBER 30, 2002

              MA TAX- AVERAGE MA MUNICIPAL       LEHMAN 10 YEAR     LEHMAN MUNI-
          EXEMPT FUND            DEBT FUND MUNICIPAL BOND INDEX CIPAL BOND INDEX
12/9/1998       10000                10000                10000            10000
   199902       10059                10037                10055            10068
   199905        9986                 9992                10006            10048
   199908        9721                 9712                 9849             9860
   199911        9662                 9627                 9920             9861
   200002        9648                 9593                 9905             9858
   200005        9754                 9672                 9988             9962
   200008       10401                10212                10563            10528
   200011       10555                10343                10679            10667
   200102       11028                10734                11090            11074
   200105       11118                10777                11166            11172
   200108       11605                11236                11582            11601
   200111       11498                11189                11558            11601
   200202       11666                11348                11817            11832
   200205       11772                11388                11899            11898
   200208       12160                11806                12366            12325
   200211       12139                11760                12329            12335
--------------------------------------------------------------------------------

                                AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED NOVEMBER 30, 2002
                              -------------------------------        FINAL VALUE
                                            ONE          SINCE      OF A $10,000
                                           YEAR      INCEPTION        INVESTMENT
--------------------------------------------------------------------------------
Massachusetts Tax-Exempt Fund             5.58%          5.00%           $12,139
Average Massachusetts Municipal
  Debt Fund*                              5.11           4.16             11,760
Lehman 10 Year Municipal Bond Index       6.67           5.41             12,329
Lehman Municipal Bond Index               6.32           5.42             12,335
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 9, 1998-NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                                  MASSACHUSETTS                           LEHMAN
                                TAX-EXEMPT FUND                          INDEX**
--------------------------------------------------------------------------------
FISCAL             CAPITAL                    INCOME       TOTAL           TOTAL
YEAR                RETURN                    RETURN      RETURN          RETURN
--------------------------------------------------------------------------------
1999                 -7.5%                      4.1%       -3.4%           -0.8%
2000                   3.8                      5.4         9.2             7.7
--------------------------------------------------------------------------------
                                  MASSACHUSETTS                           LEHMAN
                                TAX-EXEMPT FUND                          INDEX**
--------------------------------------------------------------------------------
FISCAL             CAPITAL                    INCOME       TOTAL           TOTAL
YEAR                RETURN                    RETURN      RETURN          RETURN
--------------------------------------------------------------------------------
2001                  3.9%                      5.0%        8.9%            8.2%
2002                  0.8                       4.8         5.6             6.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

--------------------------------------------------------------------------------
                                                         SINCE INCEPTION
                        INCEPTION         ONE      -----------------------------
                             DATE        YEAR      CAPITAL     INCOME      TOTAL
--------------------------------------------------------------------------------
Massachusetts Tax-
  Exempt Fund           12/9/1998       7.68%        0.91%      4.92%      5.83%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Lehman 10 Year Municipal Bond Index.
Note: See Financial Highlights table on page 21 for dividend information since inception.

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* ELECT TRUSTEES FOR THE FUND. The individuals listed in the table below were elected as trustees for the fund. All trustees except Mr. Gupta served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                               FOR         WITHHELD                   FOR
--------------------------------------------------------------------------------
John J. Brennan               210,333,586        5,542,827                 97.4%
Charles D. Ellis              210,123,958        5,752,456                  97.3
Rajiv L. Gupta                210,118,895        5,757,518                  97.3
JoAnn Heffernan Heisen        210,040,993        5,835,420                  97.3
Burton G. Malkiel             210,074,992        5,801,421                  97.3
Alfred M. Rankin, Jr.         210,504,838        5,371,576                  97.5
J. Lawrence Wilson            209,772,258        6,104,156                  97.2
--------------------------------------------------------------------------------

* CHANGE THE FUND'S POLICY ON BORROWING MONEY. This change enables the fund to manage cash flows more efficiently and minimize administrative expenses.

--------------------------------------------------------------------------------
                                                            BROKER    PERCENTAGE
                            FOR    AGAINST    ABSTAIN    NON-VOTES           FOR
--------------------------------------------------------------------------------
Massachusetts
  Tax-Exempt Fund   164,483,254 10,979,798 14,788,888   25,624,473         76.2%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                     AS OF NOVEMBER 30, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------
                                                                            FACE       MARKET
                                                          MATURITY        AMOUNT       VALUE*
MASSACHUSETTS TAX-EXEMPT FUND           COUPON               DATE          (000)        (000)
---------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.3%)
---------------------------------------------------------------------------------------------
Boston MA Convention Center Rev.         5.00%         5/1/2025(2)         5,135        5,101
Boston MA Convention Center Rev.         5.00%         5/1/2027(2)         5,970        5,917
Boston MA GO                             5.00%         2/1/2018(1)         3,765        3,893
Boston MA GO                             5.75%    2/1/2010(Prere.)         1,955        2,221
Boston MA Water & Sewer Comm. Rev.       5.75%           11/1/2013           540          610
Boston Special Obligation Rev.
  (Boston City Hosp.)                    5.00%         8/1/2017(1)         2,000        2,065
Chelsea MA GO                            5.50%        6/15/2009(2)            90          102
Dudley Charlton MA Regional School
  Dist. GO                              5.125%        6/15/2014(3)         2,305        2,498
Fall River MA GO                         5.00%         6/1/2014(3)         3,215        3,396
Foxborough MA Stadium Infrastructure
  Improvement Rev.                       5.75%            6/1/2025         2,500        2,671
Framingham MA Housing Auth.
  Mortgage Rev.                          6.20%           2/20/2021           900          985
Framingham MA Housing Auth.
  Mortgage Rev.                          6.35%           2/20/2032         2,000        2,214
Holyoke MA Gas & Electric Dept. Rev.     5.00%        12/1/2021(1)         2,395        2,404
Lynn MA GO                               5.25%         6/1/2013(2)         1,530        1,650
Malden MA GO                             5.10%         8/1/2017(1)         2,765        2,873
Malden MA GO                             5.20%         8/1/2014(1)         2,700        2,854
Marlborough MA GO                        6.75%        6/15/2008(3)         1,400        1,661
Mashpee MA GO                           5.125%         2/1/2011(1)         1,025        1,102
Mashpee MA GO                            5.35%         2/1/2012(1)         1,525        1,658
Massachusetts Bay Transp. Auth. Rev.     5.25%            7/1/2030         9,710        9,855
Massachusetts Bay Transp. Auth. Rev.    5.875%    3/1/2004(Prere.)         2,000        2,145
Massachusetts Bay Transp. Auth. Rev.     7.00%            3/1/2009         2,000        2,389
Massachusetts Dev. Finance Agency
  Resource Recovery Rev.(SEMASS System)  5.50%         1/1/2011(1)         5,000        5,431
Massachusetts Dev. Finance Agency Rev.
  (Brooks School) VRDO                   1.20%        12/6/2002(1)         2,400        2,400

                                       13

---------------------------------------------------------------------------------------------
                                                                            FACE       MARKET
                                                          MATURITY        AMOUNT       VALUE*
MASSACHUSETTS TAX-EXEMPT FUND           COUPON               DATE          (000)        (000)
---------------------------------------------------------------------------------------------
Massachusetts Dev. Finance Agency Rev.
  (Mount Holyoke College)                5.25%            7/1/2031         4,000        4,063
Massachusetts Dev. Finance Agency Rev.
  (Smith College)                        5.75%    7/1/2010(Prere.)         1,195        1,375
Massachusetts Dev. Finance Agency Rev.
  (Smith College)                        5.75%    7/1/2010(Prere.)         3,000        3,452
Massachusetts Dev. Finance Agency Rev.
  (Smith College) VRDO                   1.15%           12/6/2002         2,500        2,500
Massachusetts Dev. Finance Agency Rev.
  (Suffolk Univ.)                        5.85%            7/1/2029         2,000        2,037
Massachusetts Dev. Finance Agency Rev.
  (Xaverian Brothers High School)        5.55%            7/1/2019         1,000          993
Massachusetts Dev. Finance Agency Rev.
  (Xaverian Brothers High School)        5.65%            7/1/2029         1,500        1,442
Massachusetts Educ. Finance Auth.
   Educ. Loan Rev.                       4.55%         7/1/2009(2)         1,675        1,743
Massachusetts Educ. Finance Auth.
  Educ. Loan Rev.                        4.65%         7/1/2010(2)         1,255        1,300
Massachusetts Educ. Finance Auth.
  Educ. Loan Rev.                        5.00%         1/1/2013(2)         2,000        2,060
Massachusetts Educ. Finance Auth.
  Educ. Loan Rev.                        5.30%         1/1/2016(2)         3,000        3,082
Massachusetts Educ. Finance Auth.
  Educ. Loan Rev.                        6.05%        12/1/2017(1)         3,000        3,304
Massachusetts GAN                       5.125%          12/15/2010         1,480        1,608
Massachusetts GAN                       5.125%          12/15/2012         1,750        1,889
Massachusetts GAN                        5.75%          12/15/2010         3,000        3,414
Massachusetts GO                         5.25%            9/1/2008         1,850        2,046
Massachusetts GO                         5.25%            8/1/2018         1,195        1,275
Massachusetts GO                         5.25%           11/1/2030         5,000        5,069
Massachusetts GO                         5.50% 7/1/2005(2)(Prere.)         3,500        3,836
Massachusetts GO                        5.625%    6/1/2010(Prere.)         1,450        1,641
Massachusetts GO VRDO                    1.15%           12/6/2002           300          300
Massachusetts GO VRDO                    1.25%           12/2/2002         4,100        4,100
Massachusetts Health & Educ. Fac. Aut
  Rev.(Baystate Medical Center)          5.75%            7/1/2033         5,000        5,036
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Berklee College of Music)         5.00%       10/1/2017(1)*         1,250        1,280
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Boston Medical Center)            5.00%         7/1/2019(1)            50           50
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Boston Univ.) VRDO                1.10%        12/6/2002LOC         4,400        4,400
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Caritas Christi Obligated Group) 5.625%            7/1/2020         2,250        2,117
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Caritas Christi Obligated Group)  5.70%            7/1/2015         6,165        6,141
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Caritas Christi Obligated Group)  6.75%            7/1/2016         2,000        2,155
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Dana Farber Cancer Project)       6.25%           12/1/2022         3,850        3,973
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Harvard Univ.)                   5.125%           7/15/2037         7,000        6,988
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Harvard Univ.)                    5.50%           1/15/2011         4,230        4,744
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Harvard Univ.) VRDO               1.00%           12/6/2002           600          600
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Lahey Clinic Medical Center)     5.375%         7/1/2023(1)         3,500        3,526
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Lahey Clinic Medical Center)      7.85%         7/1/2003(1)           360          373

                                       14

---------------------------------------------------------------------------------------------
                                                                            FACE       MARKET
                                                          MATURITY        AMOUNT       VALUE*
MASSACHUSETTS TAX-EXEMPT FUND           COUPON               DATE          (000)        (000)
---------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Massachusetts General Hosp.)      6.25%         7/1/2012(2)           500          582
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Milford Whitinsville Hospital)    6.35%           7/15/2032         2,000        2,010
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Milton Hosp.)                     5.50%            7/1/2010         1,200        1,267
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Milton Hosp.)                     5.50%            7/1/2016         3,735        3,778
Massachusetts Health & Educ. Fac. Auth.
  Rev.(MIT) VRDO                         1.05%           12/6/2002         7,100        7,100
Massachusetts Health & Educ. Fac. Auth.
  Rev.(MIT)                              5.50%            7/1/2032         3,000        3,260
Massachusetts Health & Educ. Fac. Auth.
  Rev.(New England Medical Center
     Hospital)                          5.375%        5/15/2014(3)         3,000        3,210
Massachusetts Health & Educ. Fac. Auth.
  Rev. (Partners Healthcare System)      5.25%         7/1/2003(4)            80           82
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Partners Healthcare System)       5.25%            7/1/2011         2,080        2,198
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Partners Healthcare System)       5.25%            7/1/2012         2,850        2,989
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Partners Healthcare System)       5.25%            7/1/2014         1,000        1,036
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Partners Healthcare System)       5.25%         7/1/2015(1)           390          404
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Partners Healthcare System)       5.25%            7/1/2015         3,000        3,088
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Partners Healthcare System)      5.375%         7/1/2024(1)         1,640        1,668
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Tufts Univ.)                      5.25%           2/15/2030         2,000        2,037
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Univ. of Massachusetts)          5.125%        10/1/2027(3)         1,850        1,861
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Univ. of Massachusetts)          5.125%        10/1/2034(3)         2,500        2,505
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Univ. of Massachusetts)          5.875%        10/1/2029(3)         4,000        4,333
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Univ. of Massachusetts) VRDO      1.10%        12/6/2002LOC         2,000        2,000
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Univ. of Massachusetts Memorial
     Health Care Inc.)                   6.50%            7/1/2021         7,000        7,121
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Univ. of Massachusetts Memorial
  Health Care Inc.)                     6.625%            7/1/2032         1,000        1,017
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Univ. of Massachusetts Memorial)  5.25%         7/1/2014(2)         1,000        1,048
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Univ. of Massachusetts/Worcester)5.125%        10/1/2023(3)         1,000        1,010
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Univ. of Massachusetts/Worcester) 5.25%        10/1/2031(1)         4,000        4,067
Massachusetts Health & Educ. Fac. Auth.
  Rev.(Wellesley College)               5.125%            7/1/2039         5,310        5,252
Massachusetts Housing Finance Agency
  Housing Rev.(Rental Housing)           5.55%         7/1/2032(4)         1,500        1,530
Massachusetts Housing Finance Agency
  Housing Rev.(Rental Housing)           5.70%         7/1/2020(2)         1,500        1,551
Massachusetts Housing Finance Agency
  Housing Rev.(Rental Housing)           5.80%         7/1/2030(2)         1,500        1,549
Massachusetts Housing Finance Agency
  Rev.(Multi-Family)                     5.05%         6/1/2010(1)         1,000        1,037

                                       15

---------------------------------------------------------------------------------------------
                                                                            FACE       MARKET
                                                          MATURITY        AMOUNT       VALUE*
MASSACHUSETTS TAX-EXEMPT FUND           COUPON               DATE          (000)        (000)
---------------------------------------------------------------------------------------------
Massachusetts Housing Finance Agency
  Rev. (Multi-Family)                    5.15%        12/1/2011(1)         1,615        1,670
Massachusetts Housing Finance Agency
  (Single Family) Rev.                   5.15%        12/1/2012(2)         2,665        2,735
Massachusetts Housing Finance Agency
  (Single Family) Rev.                   5.65%         6/1/2031(4)         2,110        2,151
Massachusetts Ind. Finance Agency
  Resource Recovery Rev.
   (Refusetech Inc.)                     6.30%            7/1/2005         6,500        6,756
Massachusetts Ind. Finance Agency Rev.
  (Babson College)                      5.375%           10/1/2017         1,000        1,031
Massachusetts Ind. Finance Agency Rev.
  (BioMed Research Corp.)                0.00%            8/1/2004           520          502
Massachusetts Ind. Finance Agency Rev.
  (College of the Holy Cross)            5.50%         3/1/2016(1)         1,000        1,076
Massachusetts Muni. Wholesale Electric Co.
  Power System Rev.                      5.00%         7/1/2010(2)         1,250        1,297
Massachusetts Muni. Wholesale Electric Co.
  Power System Rev.                      5.25%         7/1/2012(1)         2,975        3,249
Massachusetts Muni. Wholesale Electric Co.
  Power System Rev.                      5.25%         7/1/2016(1)         4,500        4,767
Massachusetts Port Auth. Rev.            5.25%            7/1/2008         1,325        1,433
Massachusetts Port Auth. Rev.            5.25%         7/1/2008(4)         2,000        2,158
Massachusetts Port Auth. Rev.            5.25%         7/1/2013(1)         2,260        2,348
Massachusetts Port Auth. Rev.           5.375%            7/1/2018         2,000        2,099
Massachusetts Port Auth. Rev.            5.50%         7/1/2009(4)         2,000        2,186
Massachusetts Port Auth. Rev.            5.75%            7/1/2010         1,000        1,106
Massachusetts Port Auth. Rev.            5.75%            7/1/2019         1,000        1,037
Massachusetts Port Auth. Rev.
 (US Airways)                            5.25%         9/1/2011(1)         1,480        1,557
Massachusetts Port Auth. Rev.
  (US Airways)                           5.25%         9/1/2012(1)         1,535        1,604
Massachusetts Port Auth. Rev.
  (US Airways)                           5.25%         9/1/2013(1)         1,610        1,672
Massachusetts Port Auth. Special
  Fac. Rev. (Delta Airlines Inc.)        5.50%         1/1/2019(2)         3,000        3,049
Massachusetts Special Obligation Rev.    5.00%            6/1/2017         2,040        2,087
Massachusetts Special Obligation Rev.    5.50%         6/1/2010(2)         3,150        3,470
Massachusetts Turnpike Auth. Rev.
  (Metro. Highway System)                0.00%         1/1/2020(1)         3,000        1,250
Massachusetts Turnpike Auth. Rev.
  (Metro. Highway System)                0.00%         1/1/2025(1)         5,000        1,521
Massachusetts Turnpike Auth. Rev.
  (Metro. Highway System)                0.00%         1/1/2028(1)         6,530        1,680
Massachusetts Turnpike Auth. Rev.
  (Metro. Highway System)                5.00%         1/1/2037(1)         6,500        6,344
Massachusetts Water Pollution
  Abatement Trust                       5.375%            8/1/2027         4,000        4,121
Massachusetts Water Pollution
  Abatement Trust                        5.50%            8/1/2029         1,000        1,039
Massachusetts Water Pollution
  Abatement Trust                        5.75%            8/1/2029         3,105        3,325
Massachusetts Water Resources
  Auth. Rev.                             4.00%        12/1/2018(1)         1,900        1,766
Massachusetts Water Resources
  Auth. Rev.                             4.75%         8/1/2037(4)         2,375        2,218
Massachusetts Water Resources
  Auth. Rev.                             5.50% 11/1/2006(3)(Prere)           120          135
Massachusetts Water Resources
  Auth. Rev.                             5.50%         8/1/2014(4)         3,250        3,627
Massachusetts Water Resources
  Auth. Rev.                             6.00%        12/1/2011(3)         4,120        4,762
Massachusetts Water Resources
  Auth. Rev. VRDO                       1.125%        12/6/2002(2)           300          300
Massachusetts Water Resources
  Auth. Rev. VRDO                       1.125%        12/6/2002(3)           200          200
Massachusetts Water Resources
  Auth. Rev. VRDO                        1.20%        12/6/2002(3)           300          300
Narragansett MA Regional School
  Dist. GO                               6.50%         6/1/2013(2)         1,210        1,432

                                       16

---------------------------------------------------------------------------------------------
                                                                            FACE       MARKET
                                                          MATURITY        AMOUNT       VALUE*
MASSACHUSETTS TAX-EXEMPT FUND           COUPON               DATE          (000)        (000)
---------------------------------------------------------------------------------------------
Pittsfield MA GO                         5.00%        4/15/2018(1)         1,000        1,027
Quabog MA Regional School Dist. GO       5.50%         6/1/2018(4)         1,355        1,443
Quabog MA Regional School Dist. GO       5.50%         6/1/2019(4)         1,355        1,437
Rail Connections Inc. Massachusetts
  Rev.                                   5.25%            7/1/2008           705          783
Rail Connections Inc. Massachusetts
  Rev.                                   5.30%            7/1/2009           340          380
Rail Connections Inc. Massachusetts
  Rev.                                   5.40%    7/1/2009(Prere.)           520          593
Rail Connections Inc. Massachusetts
  Rev.                                   5.50%    7/1/2009(Prere.)         1,175        1,346
Rail Connections Inc. Massachusetts
  Rev.                                   6.00%    7/1/2009(Prere.)         1,030        1,210
Rail Connections Inc. Massachusetts
  Rev.                                   6.00%    7/1/2009(Prere.)           570          670
Route 3 Transp. Improvement Assoc.      5.375% 6/15/2010(1)(Prere)         2,500        2,794
Shrewsbury MA GO                         5.00%           8/15/2013         1,030        1,113
Shrewsbury MA GO                         5.00%           8/15/2017         1,900        1,989
Shrewsbury MA GO                         5.00%           8/15/2018         3,185        3,308
Shrewsbury MA GO                         5.00%           8/15/2019         1,000        1,030
Tantasqua MA Regional School Dist. GO   5.125%        8/15/2015(4)         2,575        2,718
Univ. of Massachusetts Building Auth.
   Rev.                                 5.125%           11/1/2019         1,135        1,163
Univ. of Massachusetts Building Auth.
  Rev.                                   5.50%        11/1/2015(2)         2,600        2,806
Univ. of Massachusetts Building Auth.
  Rev.                                   5.50%        11/1/2018(2)         2,400        2,549
Univ. of Massachusetts Building Auth.
  Rev.                                  6.875%            5/1/2014         1,000        1,232
Westfield MA GO                          5.00%         5/1/2020(3)         1,715        1,756
Worcester MA GO                          5.25%        8/15/2021(3)         1,500        1,550
Worcester MA GO                          5.50%        8/15/2014(3)         1,445        1,583
Worcester MA GO                          5.50%        8/15/2015(3)         1,190        1,296
Worcester MA GO                         5.625%        8/15/2016(3)         1,640        1,794
Worcester MA GO                          5.75%         4/1/2015(4)         1,000        1,100
OUTSIDE MASSACHUSETTS:
Puerto Rico GO                           5.50%         7/1/2019(2)         2,500        2,784
Puerto Rico Highway & Transp. Auth.
  Rev. VRDO                              1.05%        12/6/2002(2)           200          200
Puerto Rico Housing Finance Corp.
  Home Mortgage Rev.                     5.30%           12/1/2028         2,500        2,520
Puerto Rico Public Buildings Auth.
  Govt. Fac. Rev.                        5.25%            7/1/2036         1,500        1,518
Puerto Rico Public Finance Corp.         5.50%            8/1/2029         5,180        5,364
---------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $354,802)                                                                     368,713
---------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES                                                           (1.7%)
---------------------------------------------------------------------------------------------
Other Assets--Note B                                                                    7,040
Liabilities                                                                             (791)
                                                                                -------------
                                                                                        6,249
                                                                                -------------
---------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------
Applicable to 37,314,546 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                          $374,962
=============================================================================================
NET ASSET VALUE PER SHARE                                                              $10.05
=============================================================================================

*See Note A in Notes to Financial Statements.
*Security segregated as initial margin for open futures contracts. For key to abbreviations and other references, see page 18.

--------------------------------------------------------------------------------
MASSACHUSETTS TAX-EXEMPT FUND
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital $366,345 $ 9.82
Undistributed Net Investment Income -- --
Accumulated Net Realized Losses--Note E (5,435) (.15)
Unrealized Appreciation--Note F
Investment Securities 13,911 .38
Futures Contracts 141 --
--------------------------------------------------------------------------------
NET ASSETS $374,962 $10.05
================================================================================

KEY TO ABBREVIATIONS

GAN--Grant Anticipation Note.
GO--General Obligation Bond.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).

The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                   MASSACHUSETTS TAX-EXEMPT FUND
                                                    YEAR ENDED NOVEMBER 30, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                               $15,923
--------------------------------------------------------------------------------
    Total Income                                                          15,923
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                                              40
    Management and Administrative                                            353
    Marketing and Distribution                                                62
  Custodian Fees                                                               6
  Auditing Fees                                                               11
  Shareholders' Reports and Proxies                                           10
--------------------------------------------------------------------------------
    Total Expenses                                                           482
    Expenses Paid Indirectly--Note C                                        (30)
--------------------------------------------------------------------------------
    Net Expenses                                                             452
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     15,471
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             (2,653)
  Futures Contracts                                                      (1,663)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 (4,316)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                    6,652
  Futures Contracts                                                         (19)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                           6,633
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $17,788
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                             MASSACHUSETTS
                                                            TAX-EXEMPT FUND
                                                         -----------------------
                                                         YEAR ENDED NOVEMBER 30,
                                                         -----------------------
                                                              2002      2001
                                                             (000)     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                   $ 15,471      $ 11,569
  Realized Net Gain (Loss)                                 (4,316)           850
  Change in Unrealized Appreciation (Depreciation)           6,633         6,228
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                             17,788        18,647
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                   (15,471)      (11,569)
  Realized Capital Gain                                         --            --
--------------------------------------------------------------------------------
    Total Distributions                                   (15,471)      (11,569)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                   153,125       149,179
  Issued in Lieu of Cash Distributions                      11,116         8,670
  Redeemed                                                (85,512)      (54,110)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                    78,729       103,739
--------------------------------------------------------------------------------
  Total Increase (Decrease)                                 81,046       110,817
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                      293,916       183,099
--------------------------------------------------------------------------------
  End of Period                                           $374,962      $293,916
================================================================================

1Shares Issued (Redeemed)
  Issued                                                    15,292        14,957
  Issued in Lieu of Cash Distributions                       1,108           889
  Redeemed                                                 (8,558)       (5,419)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding            7,842        10,427
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

MASSACHUSETTS TAX-EXEMPT FUND
--------------------------------------------------------------------------------
                                          YEAR ENDED NOVEMBER 30,  DEC. 9, 1998*
                                          ------------------------   TO NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT           2002     2001    2000
  EACH PERIOD
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 9.97    $9.60   $9.25        $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                      .465     .476    .479          .420
  Net Realized and Unrealized Gain (Loss)
    on Investments                           .080     .370    .350        (.750)
--------------------------------------------------------------------------------
    Total from Investment Operations         .545     .846    .829        (.330)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income     (.465)   (.476)  (.479)        (.420)
  Distributions from Realized Capital Gains    --       --      --            --
--------------------------------------------------------------------------------
    Total Distributions                    (.465)   (.476)  (.479)        (.420)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $10.05    $9.97   $9.60        $ 9.25
================================================================================

TOTAL RETURN                                5.58%    8.93%   9.25%        -3.38%
================================================================================

Ratios/Supplemental Data
Net Assets, End of Period (Millions)         $375     $294    $183          $114
Ratio of Total Expenses to Average
  Net Assets                                0.14%    0.16%   0.19%       0.20%**
Ratio of Net Investment Income to
  Average Net Assets                        4.63%    4.77%   5.15%       4.57%**
Portfolio Turnover Rate                       16%      26%     34%           39%
================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Massachusetts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2002, the fund had contributed capital of $73,000 to Vanguard (included in Other Assets), representing 0.02% of net assets and 0.07% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2002, these arrangements reduced management and administrative expenses by $25,000 and custodian fees by $5,000. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

D. During the year ended November 30, 2002, the fund purchased $120,148,000 of investment securities and sold $50,262,000 of investment securities, other than temporary cash investments.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The fund had realized losses totaling $1,063,000 through November 30, 2002, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At November 30, 2002, the fund had available a capital loss carryforward of $4,231,000 to offset future net capital gains of $784,000 through November 30, 2008, and $3,447,000 through November 30, 2010.

F. At November 30, 2002, net unrealized appreciation of investment securities for federal income tax purposes was $12,849,000, consisting of unrealized gains of $14,448,000 on securities that had risen in value since their purchase and $1,599,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

     At November 30, 2002, the aggregate settlement value of open futures contracts expiring through March 2003 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                            (000)
                                                 -------------------------------
                                                 Aggregate            Unrealized
                         Number of Long         Settlement          Appreciation
Futures Contracts     (Short) Contracts              Value        (Depreciation)
--------------------------------------------------------------------------------
10-Year Treasury Note             (301)            $33,444                  $141
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contacts is required to be treated as realized gain for tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (the "Fund") at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 9, 1998 (commencement of operations) through November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

January 8, 2003

--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD MASSACHUSETTS TAX-EXEMPT FUND

This information for the fiscal year ended November 30, 2002, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------

INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE
Log on to Vanguard.com and:

* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
* Check your overall asset allocation, no matter where your assets are held.
* Compare your holdings with industry benchmarks.
* Analyze your personal performance.
* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
* Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE
Go to our Planning & Advice and Research Funds & Stocks sections and:

* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
* Find out how much you should save for retirement and for college costs.
* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
* Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

* CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

* MAKE IT AUTOMATIC.
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

* CONSIDER COST.
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

* REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund
Bond Funds
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

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

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

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

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


THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the



-----------------------------------------------------------------------------------------------------------------------------------
NAME                    POSITION(S) HELD WITH FUND
(DATE OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE   OVERSEEN BY TRUSTEE)            PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
                       Chairman of the Board,           Chairman of the Board, Chief Executive Officer, and
JOHN J. BRENNAN*       Chief Executive Officer,         Director/Trustee of The Vanguard Group, Inc., and of each of the investment
(July 29, 1954)        and Trustee                      companies served by The Vanguard Group.
May 1987               (112)
-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
CHARLES D. ELLIS       Trustee                          The Partners of '63 (pro bono ventures in education); Senior Adviser
(October 23, 1937)     (112)                            to Greenwich Associates (international business-strategy consulting);
January 2001                                            Successor Trustee of Yale University; Overseer of the Stern School of
                                                        Business at New York University; Trustee of the Whitehead Institute
                                                        for Biomedical Research.
-----------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA         Trustee                          Chairman and Chief Executive Officer (since October 1999), Vice
(December 23, 1945)    (90)                             Chairman (January-September 1999), and Vice President (prior to
December 2001                                           December 2001 September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                        (communications components); Board Member of the American Chemistry
                                                        Council; and Trustee of Drexel University.
-----------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN Trustee                          Vice President, Chief Information Officer, and Member of the Executive
(January 25, 1950)     (112)                            Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                               Director of the Medical Center at Princeton and Women's Research
                                                        and Education Institute.
-----------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL      Trustee                          Chemical Bank Chairman's Professor of Economics, Princeton
(August 28, 1932)      (110)                            University; Director of Prudential Insurance Co. of America, BKF Capital
May 1977                                                (investment management), The Jeffrey Co. (a holding company), and NeuVis,
                                                        Inc. (a software company).
-----------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.  Trustee                          Chairman, President, Chief Executive Officer, and Director of NACCO
(October 8, 1941)      (112)                            Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich
                                                        January 1993 Corporation
                                                        (industrial
                                                        products/aircraft
                                                        systems and services);
                                                        Director of the Standard
                                                        Products Company (a
                                                        supplier for the
                                                        automotive industry)
                                                        until 1998.
-----------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON     Trustee                          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(March 2, 1936)        (112)                            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                        April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                        (pharmaceutical distribution); Trustee of Vanderbilt University.

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


-----------------------------------------------------------------------------------------------------------------------------------
NAME                    POSITION(S) HELD WITH FUND
(DATE OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE   OVERSEEN BY TRUSTEE)            PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
R. GREGORY BARTON      Secretary                        Managing Director and General Counsel of The Vanguard Group, Inc.
(April 25, 1951)       (112)                            (since September 1997); Secretary of The Vanguard Group, and of each
June 2001                                               of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS      Treasurer                        Principal of The Vanguard Group, Inc.; Treasurer of each of the investment
(May 21, 1957)         (112)                            companies served by The Vanguard Group.
July 1998
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*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMOR J. BUCKLEY, Information Technology.
JAMES H. GATELY, Director Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Instititional Investor Group.
MICHAEL S. MILLER, Planning and Developement.
RALPH K. PACKARD, Chief Finanaicl Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

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

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